Asset retirement obligation	12 Months Ended
Dec. 31, 2020
Asset Retirement Obligation [Abstract]
Asset retirement obligation

Asset retirement obligations ("ARO") relate to minor non-operated interests in oil and natural gas wells in which NXT has outstanding abandonment and reclamation obligations in accordance with government regulations. The estimated future abandonment liability is based on estimates of the future timing and costs to abandon, remediate and reclaim the well sites within the next five years. The net present value of the ARO is as noted below, and has been calculated using an inflation rate of 2.0% and discounted using a credit-adjusted risk-free interest rate of 2.5%.

	2020	2019	2018
ARO balance, beginning of the year	$21,481	$26,778	$56,702
Accretion expense	2,069	2,069	2,069
Costs incurred	(809)	(7,366)	-
Change in ARO estimates	-	-	(31,993)
ARO balance, end of the year	22,741	21,481	26,778